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		     SECURITIES AND EXCHANGE COMMISSION
			 Washington, D. C.   20549


				 FORM 8-K


			      CURRENT REPORT

		    Pursuant to Section 13 or 15(d) of
		    The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)  November 25, 1997


Commission File Number 0-5544

			  OHIO CASUALTY CORPORATION
	    (Exact name of registrant as specified in its charter)

				   OHIO
	(State or other jurisdiction of incorporation or organization)

				31-0783294
		  (I.R.S. Employer Identification No.)

		 136 North Third Street, Hamilton, Ohio
		 (Address of principal executive offices)

				  45025
				(Zip Code)

			     (513) 867-3000
		     (Registrant's telephone number)

			      Not Applicable
       (Former name or former address, if changed since last report)










			   Exhibit Index - Page 4

			     Page 1 of 4 Pages
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ITEM 5.   Other Events
-------   ------------


	     See the attached press release dated November 25, 1997, announcing the completion of the initial assumption closing with Great Southern Life Insurance Company related to the
	     Corporation's sale of its life insurance business to Great
	     Southern in 1995.

	     A copy of the press release is attached hereto and is incorporated herein by reference as Exhibit 99.1.










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ITEM 7.   Financial Statements, Pro Forma Financial Information and Exhibits
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	  Exhibits

	    99.1        Press release dated November 25, 1997, announcing the
		    settlement  with Great Southern Life Insurance Company.













				  SIGNATURE


   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




						OHIO CASUALTY CORPORATION
						----------------------------
						       (Registrant)




November 25, 1997                               /s/ Barry S. Porter
						----------------------------
						Barry S. Porter, CFO/Treasurer
					       (on behalf of Registrant and as
						Principal Accounting Officer)





				 Page 3 of 4 Pages

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				  EXHIBIT INDEX


			     Current Report on Form 8-K
			      Dated  November 25, 1997


			      Ohio Casualty Corporation


Exhibit No.        Description
-----------        -----------

   99.1 Press release dated November 25, 1997, announcing the settlement with Great Southern Life Insurance Company.














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